Exhibit 99.1
SiTime Reports Fourth Quarter and Fiscal Year 2025 Financial Results
SANTA CLARA, Calif., February 4, 2026 – SiTime Corporation, (Nasdaq: SITM), the Precision Timing company, today announced financial results for the fourth quarter and financial year ended December 31, 2025.
Net revenue in the fourth quarter of 2025 was $113.3 million, a 36% increase from $83.6 million in the prior quarter and an increase of 66% from the year ago period.
Net revenue for fiscal year 2025 was $326.7 million, an increase of 61% from $202.7 million in fiscal year 2024.
“Driven by AI, Q4 2025 was the seventh consecutive quarter of over 100% year-over-year growth for our Communications, Enterprise and Datacenter (CED) business," said Rajesh Vashist, chairman and CEO of SiTime. "Growth in both Q4 2025 and FY2025 was broad-based, across all end customer segments, and regions. In addition to 61% year-on-year growth, I am also pleased that we achieved 61.2% gross margin in the fourth quarter, which exceeded the forecast that we made at the beginning of the year. Looking forward into 2026, we expect our broad-based growth to continue, again driven by CED."
In the fourth quarter of 2025, GAAP gross profit was $63.9 million, or 56.4% of revenue, GAAP operating expenses were $62.1 million, GAAP income from operations was $1.8 million, and GAAP net income was $9.2 million, or $0.34 per diluted share.
In the fourth quarter of 2025, non-GAAP gross profit was $69.4 million, or 61.2% of revenue, non-GAAP operating expenses were $35.5 million, non-GAAP income from operations was $33.9 million and non-GAAP net income was $41.3 million, or $1.53 per diluted share.
For the twelve months ended December 31, 2025, GAAP gross profit was $175.0 million, or 53.6% of revenue, GAAP operating expenses were $242.0 million, GAAP loss from operations was $67.0 million, and GAAP net loss was $42.9 million, or $1.72 per diluted share.
For the twelve months ended December 31, 2025, non-GAAP gross profit was $193.5 million, or 59.3% of revenue, non-GAAP operating expenses were $135.0 million, non-GAAP income from operations was $58.6 million and non-GAAP net income was $82.6 million, or $3.20 per diluted share.
Total cash, cash equivalents and short-term investments were $808.4 million on December 31, 2025.
The company plans to discuss its business outlook as part of today’s scheduled conference call.
Use of Non-GAAP Financial Information
This press release and its attachments include certain non-GAAP supplemental performance measures. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.
SiTime believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to SiTime’s financial condition and results of operations. SiTime believes that these non-GAAP financial measures provide additional insight into SiTime’s ongoing performance and core operational activities and has chosen to provide these measures for more consistent and meaningful comparison between periods. These measures should only be used to evaluate SiTime’s results of operations in conjunction with the corresponding GAAP measures. The non-GAAP financial measures exclude stock-based compensation expense, amortization of acquired intangibles, and acquisition-related expenses, which include transaction and certain other cash costs associated with business acquisitions as well as changes in the estimated fair value of earn out liabilities and accretion of acquisition consideration payable. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.
Inducement Plan Grants
SiTime granted restricted stock unit awards (“RSUs”) on February 2, 2026 that were approved by the Compensation and Talent Committee of its Board of Directors under SiTime’s Amended and Restated 2022 Inducement Award Plan, as a material inducement to employment of 26 newly hired non-executive individuals globally. The RSUs were approved in accordance with Nasdaq Listing Rule 5635(c)(4). The inducement grants consisted of an aggregate of 19,373 RSUs. One-fourth of the RSUs will vest on the first February 20, May 20, August 20, or November 20 falling in the one-year anniversary quarter of the applicable vesting start date, and then 1/16th of the RSUs vest in equal quarterly installments on each February 20, May 20, August 20, and November 20, thereafter, subject to each such employee’s continued service on each vesting date. The inducement grants are subject to the terms and conditions of award agreements covering the grants and SiTime’s 2022 Amended and Restated Inducement Award Plan.
Conference Call
SiTime will broadcast the financial results for its fourth quarter of 2025 via conference call today, February 4, 2026, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To join the conference call via phone, participants are required to complete the following registration form to receive a dial-in number and dedicated PIN for accessing the conference call. The conference call will also be available via a live audio webcast on the investor relations section of the SiTime website at investor.sitime.com. Please access the website at least a few minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay of the call will be available on the website.
About SiTime
SiTime Corporation is the Precision Timing company. Our semiconductor MEMS programmable solutions offer a rich feature set that enables customers to differentiate their products with higher performance, smaller size, lower power, and better reliability. With more than 3.5 billion devices shipped, SiTime is changing the timing industry. For more information, visit www.sitime.com.
Forward-Looking Statements
This press release and the earnings call referencing this press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Security Exchange Act of 1934, as amended. These forward-looking statements involve risks, uncertainties, assumptions, and other factors that may cause actual results or outcomes to differ materially from those anticipated in such forward-looking statements. The risks, uncertainties, assumptions, and other factors include, but are not limited to our expectations and trends relating to the growth of our new products, our product differentiation and market acceptance of our products, and our ability to accurately forecast our future performance, business and growth. More information about these and other risks, uncertainties, and other factors that may cause actual outcomes and results to differ materially from those included in the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in our most recent Form 10-Q filed with the Securities and Exchange Commission and other filings SiTime makes with the Securities and Exchange Commission from time to time, including the Form 10-K to be filed for the year ended December 31, 2025. The financial information set forth in this release reflects estimates based on information available at this time. While SiTime believes these estimates to be reasonable, these amounts could differ materially from reported amounts in SiTime’s Annual Report on Form 10-K for the year ended December 31, 2025 and SiTime’s other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date the statements are made and are based on information available to SiTime at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Except as required by law, SiTime undertakes no obligation, and does not intend, to update these forward-looking statements.

SiTime Corporation
Unaudited GAAP Condensed Consolidated Statements of Operations

	Three months ended
	December 31, 2025	September 30, 2025	December 31, 2024

	(in thousands, except per share data)
Revenue	$113,284	$83,567	$68,111
Cost of revenue	49,404	38,850	32,267
Gross profit	63,880	44,717	35,844
Operating expenses:
Research and development	28,294	30,009	29,333
Selling, general and administrative	30,815	30,603	27,695
Acquisition related costs	3,008	126	1,835
Total operating expenses	62,117	60,738	58,863
Income (loss) from operations	1,763	(16,021)	(23,019)
Interest income	7,998	8,275	5,088
Other expense, net	(209)	(157)	(510)
Income (loss) before income taxes	9,552	(7,903)	(18,441)
Income tax expense	(386)	(111)	(372)
Net income (loss)	$9,166	$(8,014)	$(18,813)
Net income (loss) attributable to common stockholders and comprehensive income (loss)	$9,166	$(8,014)	$(18,813)
Net income (loss) per share attributable to common stockholders, basic	$0.35	$(0.31)	$(0.80)
Net income (loss) per share attributable to common stockholders, diluted	$0.34	$(0.31)	$(0.80)
Weighted-average shares used to compute basic net income (loss) per share	26,201	26,048	23,467
Weighted-average shares used to compute diluted net income (loss) per share	27,070	26,048	23,467

SiTime Corporation
Unaudited GAAP Condensed Consolidated Statements of Operations

	Year Ended
	December 31, 2025	December 31, 2024

	(in thousands, except per share data)
Revenue	$326,660	$202,697
Cost of revenue	151,674	98,203
Gross profit	174,986	104,494
Operating expenses:
Research and development	118,893	106,855
Selling, general and administrative	116,504	102,157
Acquisition related costs	6,567	10,722
Total operating expenses	241,964	219,734
Loss from operations	(66,978)	(115,240)
Interest income	24,830	22,883
Other expense, net	(157)	(758)
Loss before income taxes	(42,305)	(93,115)
Income tax expense	(598)	(486)
Net loss	$(42,903)	$(93,601)
Net loss attributable to common stockholders and comprehensive loss	$(42,903)	$(93,601)
Net loss per share attributable to common stockholders, basic	$(1.72)	$(4.05)
Net loss per share attributable to common stockholders, diluted	$(1.72)	$(4.05)
Weighted-average shares used to compute basic net loss per share	24,967	23,118
Weighted-average shares used to compute diluted net loss per share	24,967	23,118

SiTime Corporation
Unaudited Reconciliation of Non-GAAP Adjustments

	Three months ended
	December 31, 2025	September 30, 2025	December 31, 2024
	(in thousands, except per share data)
Reconciliation of GAAP gross profit and margin to non-GAAP
Revenue	$113,284	$83,567	$68,111
GAAP gross profit	63,880	44,717	35,844
GAAP gross margin	56.4%	53.5%	52.6%
Amortization of acquired intangibles	4,717	3,573	3,573
Stock-based compensation	769	831	652
Non-GAAP gross profit	$69,366	$49,121	$40,069
Non-GAAP gross margin	61.2%	58.8%	58.8%

Reconciliation of GAAP operating expenses to non-GAAP
GAAP research and development expenses	$28,294	$30,009	$29,333
Stock-based compensation	(9,318)	(11,485)	(9,965)
Non-GAAP research and development expenses	$18,976	$18,524	$19,368

GAAP sales, general and administrative expenses	$30,815	$30,603	$27,695
Stock-based compensation	(14,323)	(15,441)	(14,586)
Non-GAAP sales, general and administrative expenses	$16,492	$15,162	$13,109

GAAP acquisition related costs	$3,008	$126	$1,835
Acquisition related costs	(3,008)	(126)	(1,835)
Non-GAAP acquisition related costs	$—	$—	$—
Total Non-GAAP operating expenses	$35,468	$33,686	$32,477

Reconciliation of GAAP income (loss) from operations to non-GAAP income from operations
GAAP income (loss) from operations	$1,763	$(16,021)	$(23,019)
Acquisition related costs	3,008	126	1,835
Amortization of acquired intangibles	4,717	3,573	3,573
Stock-based compensation	24,410	27,757	25,203
Non-GAAP income from operations	$33,898	$15,435	$7,592
Non-GAAP income from operations as a percentage of revenue	29.9%	18.5%	11.1%

Reconciliation of GAAP net income (loss) to non-GAAP net income
GAAP net income (loss)	$9,166	$(8,014)	$(18,813)
Acquisition related costs	3,008	126	1,835
Amortization of acquired intangibles	4,717	3,573	3,573
Stock-based compensation	24,410	27,757	25,203
Non-GAAP net income	$41,301	$23,442	$11,798
Weighted-average shares used to compute diluted net income per share (1)	27,070	26,938	24,452

GAAP net income (loss) per share diluted	$0.34	$(0.31)	$(0.80)
Non-GAAP adjustments detailed above	1.19	1.18	1.28
Non-GAAP net income per share diluted	$1.53	$0.87	$0.48
(1) Non-GAAP diluted weighted average shares are calculated using the treasury stock method and differ from GAAP diluted weighted average shares in certain periods due to non-GAAP net income reported.

SiTime Corporation
Unaudited Reconciliation of Non-GAAP Adjustments

	Year Ended
	December 31, 2025	December 31, 2024
	(in thousands, except per share data)
Reconciliation of GAAP gross profit and margin to non-GAAP
Revenue	$326,660	$202,697
GAAP gross profit	174,986	104,494
GAAP gross margin	53.6%	51.6%
Amortization of acquired intangibles	15,435	11,892
Stock-based compensation	3,126	1,654
Non-GAAP gross profit	$193,547	$118,040
Non-GAAP gross margin	59.3%	58.2%

Reconciliation of GAAP operating expenses to non-GAAP
GAAP research and development expenses	$118,893	$106,855
Stock-based compensation	(42,529)	(37,947)
Non-GAAP research and development expenses	$76,364	$68,908

GAAP sales, general and administrative expenses	$116,504	$102,157
Stock-based compensation	(57,885)	(53,034)
Acquisition related integration costs	—	(550)
Non-GAAP sales, general and administrative expenses	$58,619	$48,573

GAAP acquisition related costs	$6,567	$10,722
Acquisition related costs	(6,567)	(10,722)
Non-GAAP acquisition related costs	$—	$—
Total Non-GAAP operating expenses	$134,983	$117,481

Reconciliation of GAAP loss from operations to non-GAAP income from operations
GAAP loss from operations	$(66,978)	$(115,240)
Amortization of acquired intangibles	15,435	11,892
Acquisition related costs	6,567	10,722
Acquisition related integration costs	—	550
Stock-based compensation	103,540	92,635
Non-GAAP income from operations	$58,564	$559
Non-GAAP income from operations as a percentage of revenue	17.9%	0.3%

Reconciliation of GAAP net loss to non-GAAP net income
GAAP net loss	$(42,903)	$(93,601)
Amortization of acquired intangibles	15,435	11,892
Acquisition related costs	6,567	10,722
Acquisition related integration costs	—	550
Stock-based compensation	103,540	92,635
Non-GAAP net income	$82,639	$22,198
Weighted-average shares used to compute diluted net income per share (1)	25,786	23,876

GAAP net loss per share diluted	$(1.72)	$(4.05)
Non-GAAP adjustments detailed above	4.92	4.98
Non-GAAP net income per share diluted	$3.20	$0.93
(1) Non-GAAP diluted weighted average shares are calculated using the treasury stock method and differ from GAAP diluted weighted average shares due to non-GAAP net income reported.

SiTime Corporation
Unaudited GAAP Condensed Consolidated Balance Sheets

	As of
	December 31, 2025	December 31, 2024

	(in thousands)
Assets:
Current assets:
Cash and cash equivalents	$16,759	$6,106
Short-term investments in held-to-maturity securities	791,648	412,728
Accounts receivable, net	45,040	38,209
Inventories	81,557	76,741
Prepaid expenses and other current assets	14,275	10,276
Total current assets	949,279	544,060
Property and equipment, net	105,114	82,475
Intangible assets, net	147,366	163,558
Right-of-use assets, net	4,089	6,569
Goodwill	87,098	87,098
Other assets	1,753	1,199
Total assets	$1,294,699	$884,959
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$21,327	$22,894
Accrued expenses and other current liabilities	62,678	85,555
Total current liabilities	84,005	108,449
Other non-current liabilities	54,512	76,791
Total liabilities	138,517	185,240
Commitments and contingencies
Stockholders’ equity:
Common stock	3	2
Additional paid-in capital	1,381,083	881,718
Accumulated deficit	(224,904)	(182,001)
Total stockholders’ equity	1,156,182	699,719
Total liabilities and stockholders’ equity	$1,294,699	$884,959
Investor Relations Contacts:
Shelton Group
Leanne Sievers | Brett Perry
sitm-ir@sheltongroup.com
SiTime Corporation
Beth Howe
Chief Financial Officer
investor.relations@sitime.com